UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2018 (December 14, 2018)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On December 14, 2018, Tecogen Inc. (the “Corporation”) entered into Amendment No. 1 to, and Waiver No. 1 under, Credit Agreement dated May 4, 2018 (the “Credit Agreement”) among the Corporation, American DG Energy Inc. (“ADGE”), and TTCogen LLC (collectively, the “Borrowers”) and Webster Business Credit Corporation (“Lender”) (the “Amendment and Waiver”) pursuant to which Lender waived restrictions in the Credit Agreement to (1) permit ADGE to form a wholly owned subsidiary (“Newco”) to which ADGE contributed its interests in two agreements and associated assets relating to the generation and sale of energy, and enter into an agreement pursuant to which all equity interests in Newco were sold to an unrelated third party for $2 million, and (2) permit the Corporation to enter into a Billing and Asset Management Agreement and an Operation and Maintenance Service Agreement pursuant to which the Corporation will be responsible for the management and operation of the on-site utilities transferred to Newco, guarantee the payment of certain minimum collections from such on-site utilities, and receive one half of all collections in excess of agreed minimum collections.
Proceeds from the sale of Newco were deposited to ADGE’s account with Lender and applied against the outstanding balance under the Credit Agreement. The Amendment and Waiver also reduced the availability reserve requirement under the Credit Agreement and waived a default relating to a requirement that Borrowers maintain certain Minimum Availability (as defined in the Credit Agreement) at all times through the date of the Amendment and Waiver. The transactions described above increased the amount available to Borrowers under the Credit Agreement, a substantial portion of which will be used to complete certain construction of the on-site utilities managed and operated by the Corporation as described above.
The foregoing description of the Amendment and Waiver is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment and Waiver filed as Exhibit 99.01 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit relating to Item 1.01 shall be deemed filed with this Current Report on Form 8-K:

Exhibit        Description
99.01        Amendment No. 1, and Waiver No. 1, under Credit Agreement dated May 4, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
December 17, 2018	Bonnie Brown, Principal Financial & Accounting Officer